UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☑	Preliminary Information Statement.
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SUNSI ENERGIES INC.
 (Name of Registrant as Specified In Its Charter)

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SUNSI ENERGIES INC.
245 Park Avenue, 39th Floor
New York, New York 10167

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

Dear SunSi Energies Inc. Stockholders:

This Information Statement is first being mailed on or about February 6, 2013, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of SunSi Energies Inc., a Nevada corporation (the “Company”), as of the close of business on February 4, 2013  (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This Information Statement relates to a written consent in lieu of a meeting, dated February 4, 2013 (the “Written Consent”), of stockholders of the Company owning at least a majority of the outstanding shares of Common Stock of the Company, as of the Record Date (the “Majority Stockholders”). Except as otherwise indicated by the context, references in this Information Statement to “the Company”, “we”, “us”, or “our” are references to SunSi Energies Inc.

The Written Consent authorized:

1.           An amendment to our Articles of Incorporation (the “Certificate of Amendment”) to change our name to “ForceField Energy Inc.” A copy of the Certificate of Amendment is attached to this Information Statement as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under Chapter 78 of the Nevada Revised Statutes and our Bylaws to approve the Certificate of Amendment.   Accordingly, the Certificate of Amendment is not presently being submitted to our other stockholders for a vote.   The action by Written Consent will become effective when the Company files the Certificate of Amendment with the Nevada Secretary of State, which will occur at least 20 days after the date of the mailing of this Information Statement to our stockholders.  We will pay the cost of preparing, printing and distributing this Information Statement.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ David Natan
David Natan
Chief Executive Officer
February 6, 2013

SUNSI ENERGIES INC.
245 Park Avenue, 39th Floor
New York, New York 10167

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14c-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

We are sending you this Information Statement solely for the purpose of informing our stockholders of record as of February 4, 2013 in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended, of the actions taken by a majority of our stockholders by written consent in lieu of a special meeting.  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the (“Commission”) and is being furnished to the holders of the outstanding and voting shares of stock of SunSi Energies Inc., a Nevada corporation (the “Company”, “we”, “our” or “us”).   The purpose of this Information Statement is to provide notice that a majority of our stockholders have executed written consents in lieu of a special meeting approving the following item:

1.           an amendment to our Articles of Incorporation (the “Certificate of Amendment”) to change our name to “ForceField Energy Inc.” (the “Name Change”) A copy of the Certificate of Amendment is attached to this Information Statement as Appendix A; and

The above action is herein after referred to as (the “Amendment”).

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Amendment requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders. On the Record Date the Company had 16,111,484 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share. On January 30, 2013, our Board of Directors unanimously adopted resolutions approving the Amendment and recommended that our stockholders approve the Amendment substantially as set forth above. Our Board of Directors has determined that the change of our name to ForceField Energy Inc. is in the best interest of our stockholders and will more accurately reflect our global operations and not just our trichlorosilane manufacturing and distribution business in China. On the Record Date, the record holders of 8,202,585 shares of our Common Stock, constituting 50.91% of our issued and outstanding Common Stock, the sole class of our voting securities currently issued and outstanding, consented in writing to the Amendment. Accordingly, we have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act. As the actions taken by the majority stockholders were by written consent, there will be no security holders meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders. We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Amendment with the Nevada Secretary of State’s Office. The Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

We are authorized to issue up to 37,500,000 shares of Common Stock, par value $0.001 per share.  As of the Record Date, we had issued and outstanding a total of 16,111,484 shares of Common Stock.

We are authorized to issue up to 12,500,000 shares of preferred stock, for which our board of directors has the authority, without shareholder approval, to determine series, rights and preferences, however no shares of preferred stock have been issued as of the Record Date.

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Shareholders do not have preemptive rights to purchase shares in any future issuance of our Common Stock.

The holders of shares of our Common Stock are entitled to dividends out of funds legally available when and as declared by our board of directors.

Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. In the event of our liquidation, dissolution or winding up, holders of our Common Stock are entitled to receive, ratably, the net assets available to shareholders after payment of all creditors.

DISSENTERS RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenters rights of appraisal with respect to the proposed amendment to our Articles of Incorporation and the adoption of the Amendment.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since January 1, 2012, being the commencement of our last financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.        any director or officer of our corporation;
2.        any proposed nominee for election as a director of our corporation; and
3.        any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". No director has advised that he intends to oppose the Amendment, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our Common Stock as of the Record Date for (1) each person known to us to beneficially own more than 5 percent of the outstanding shares, (2) each of our directors, (3) each of our officers, and (4) our directors and officers, as a group.  The percentage of beneficial ownership is based on 16,111,484 shares of Common stock issued and outstanding as of the Record Date.

Beneficial ownership is based on information furnished by the shareholders.  Unless otherwise indicated and subject to community property laws where applicable, each shareholder named in the table below has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.  Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Holders of More Than 5%
Vivitar Financial	2,362,717	14.69%
Liu Dongqiang	1,462,097	9.09%
Directors and Named Executive Officers
David Natan	1,025,291	6.37%
Richard St-Julien	3,020,350	18.77%
Jason Williams	92,500	less than 1%
David Vanderhorst	8,529	less than 1%
Adrian Auman	8,529	less than 1%
Kébir Ratnani	13,529	less than 1%
All dir. and executive officers as a group (6 people)	4,168,728	25.91%

ACTION NO. 1  NAME CHANGE
AMENDMENT TO OUR ARTICLES OF INCORPORATION

Our current Articles of Incorporation state that the name of the Company is SunSi Energies Inc.  On Janaury 30, 2013, our Board of Directors unanimously approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment to our Articles of Incorporation to change our name to ForceField Energy Inc. Shareholders holding a majority of 50.91% of our Common Stock approved the Name Change and Certificate of Amendment pursuant to a Written Consent in accordance with NRS 78-390 dated February 4, 2013. The substantive text of the proposed Amendment is attached hereto as Appendix A. The Amendment effecting the Name Change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders of record as of the Record Date. The change of our name to ForceField Energy Inc. is in the best interests of our stockholders and will more accurately reflect our global business and not just our trichlorosilane manufacturing and distribution business in China.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SECs Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site, www.sec.gov that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

Dated: February 6, 2013
By Order of the Board of Directors

/s/ David Natan
David Natan, Chief Executive Officer

APPENDIX A

ROSS MILLER
Secretary of State
204 N. Carson Street, Suite 1
Carson City, Nevada  89701-4520
(775) 684-5708
Website:  www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY – DO NOT HIGHLIGHT                                                                                                                                        ABOVE SPACE IS FOR OFFICER USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1. Name of corporation
SunSi Energies Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article 1 is amended to change the name of the corporation to "ForceField Energy Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.91%

4. Effective date of filing (optional):	Date: February 28, 2013 Time: 10:00 am
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)
X /s/ Richard St. Julien Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required of the holders of the shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this fling to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 8-31-11